Exhibit 99.1

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The Right Choice at the Right Time

May 2006	[LOGO]

[LOGO]

The Right Choice at the Right Time

The EnergySolutions transaction is the right choice, offering superior value for Duratek stockholders

Transaction Premium and Fairness

•                  The transaction multiples are attractive

•                  Deliberative process and prudent execution by an independent Board of exceptional caliber and depth of experience

•                  $22 offer provides superior certainty and value versus $17.50 closing price on day preceding transaction announcement

Alternatives to the Offer are Not Attractive

•                  Uncertain value over near and medium term from stand-alone operations

•                  Challenges in maintaining and growing revenues in core businesses

•                  Revenue diversification untested

•                  NO alternative bid has emerged

EnergySolutions transaction is the right choice at the right time.
Vote for certainty and value on June 6.
Vote to approve the transaction.                    ☒

Transaction Premium and Fairness

The Transaction

Acquisition of Duratek by privately-held EnergySolutions, owned by an investor group led by Lindsay Goldberg & Bessemer

The Consideration

•                  Duratek stockholders to receive $22.00 in cash for each share of common stock

•                  Premium of 29.9% to 30 day and 36.7% to 90 day pre-announcement average stock price

•                  No Financing Contingency - Citigroup and current equity sponsors

The Process

•                  Independent Board with deep industry experience

•                  Seven Board meetings over six-month period

•                  Bear Stearns fairness opinion

•                  Reasonable break-up fee for superior proposal

Transaction Moving Toward Prompt Close

•                  Received early termination of Hart-Scott-Rodino

•                  Special meeting of stockholders on June 6, 2006

•                  Expected completion in June 2006

Attractive Transaction Multiples

Valuation Multiple

	2005A

EV/Revenue	1.41	x

EV/EBITDA	8.7

EV/EBIT	11.1

Price/Earnings(1)	18.7

Note:  EV = Enterprise Value

Note:  See appendix for definition of EBIT and EBITDA and reconciliation to the GAAP financial measures

(1)          Equity Value as a multiple of Net Income.

Flat Revenue

Actual Revenue 2002 – 2005; Base Case Revenue 2006

[CHART]

In 2005, Fernald and Big Rock accounted for $21 M in revenue; both projects end in 2006.

Attractive Valuation in Relation to Peers

2005E EBITDA Multiples Divided by 2005A—2007E EBITDA CAGR

[CHART]

Source:  Peer group companies as identified in the Bear Stearns & Co. fairness opinion and support. Peer group data derived from Wall Street equity research

Note:                   As of April 25, 2006.

Note:                   Mean does not include Duratek Base Case or Duratek Risk-Adjusted Case.

(1)          Duratek statistics based on closing price of $17.50 on February 6, 2006, day prior to announcement.

Independent Board with Deep Industry Experience Focused on Maximizing Stockholder Value

Board Member	Background	Independent

Bruce DeMars, Chairman	Retired Admiral and Head of Naval Nuclear Propulsion Program; director of Exelon and McDermott International	☒

Michael Bayer	Consultant; Vice Chair of Defense Business Board; director of CACI and Cap Gemini Government Solutions, LLC	☒

Alan Fohrer	Chief Executive Officer, Southern California Edison	☒

George McGowan	Retired Chief Executive Officer, Baltimore Gas & Electric	☒

James Watkins	Retired Admiral; former Chief of Naval Operations and Secretary of Energy	☒

Robert Prince	President and Chief Executive Officer of Duratek

Five of Six Board Members are Independent.

Transaction Is the Right Choice for Stockholders

Transaction Is the Right Choice

Certain Value NOW with Transaction

•                  The offer from EnergySolutions is highly attractive

•                  Transaction provides certain value

•                  Closing expected in June 2006

VERSUS

Uncertain Value from Standalone Operations

•                  Challenges to maintaining and growing revenues

•                  Financial results demonstrate volatility and risk

•                  Revenue diversification untested

NO Alternative Offer Has Materialized.

Uncertain Value

Challenges in Federal Services businesses have intensified:

•                  Fernald contract ends in 2006

•                  No significant new projects to offset Fernald have been awarded

•                  Major DOE procurements continue to experience delays

•                  Small business contractors are increasingly competitive for many opportunities

Challenges in Commercial Services are increasing:

•                  Big Rock Point decontamination and decommissioning (D&D) contract ends in 2006

•                  No large D&D contracts are on the drawing board

•                  Plant life and licensing extension is resulting in fewer, smaller contract opportunities

•                  Increased competition from a wider range of parties, including EnergySolutions

Potential for New Nuclear Plants Provides NO Benefit to current business for Many Years

Duratek’s efforts to diversify abroad and into other nuclear service areas is untested

•                  Duratek has limited experience winning and performing on projects in its new service offerings

•                  Overseas awards are competitive and marked by uncertain procurement processes

Recent financial results demonstrate risk

•                  Financial operating results often fluctuate significantly – compare Q3 05 to Q3 04

Duratek will continue to incur added costs and inefficiencies of being a small cap public company

Certain Value

Transaction provides certain value with minimal risk

•      All financing is committed

•      HSR waiting period is over and all regulatory approvals required for closing the merger have been obtained

•      Transaction can close promptly after stockholder vote in June 2006

•      Duratek has received NO alternative proposals since the merger agreement was signed and announced on February 7, 2006

•      The merger offers a significant premium to pre-announcement trading values

•      Voting down the merger will almost certainly result in a significant decrease in the trading price - Stock was trading at $17.50 on the day prior to the announcement

The EnergySolutions offer is highly attractive

•                  $22.00 merger price represents a 25.7% premium to $17.50 trading price on date preceding merger announcement and 36.7% premium over 90-day average trading price of $16.09

•                  Higher market prices in winter 2004/2005 reflected unusually strong Q3 2004 results that have not recurred and preceded adverse trends that emerged in 2005

•                  Price represents significant value and an attractive multiple especially given Duratek’s projection of low growth

A viable alternative offer is unlikely to materialize

•                  Teaming arrangements and other long-time relationships with key industry players have not resulted in other definitive acquisition proposals for the Company

•                  A thorough market check as recently as 2002 yielded no strategic acquiror interest

•                  No acquirer, other than EnergySolutions, has made a definitive proposal for Duratek in the past several years

EnergySolutions is a unique buyer, paying a strategic premium

•                  EnergySolutions has a strong strategic interest in Duratek

•                  EnergySolutions is in a strong financial position

•                  EnergySolutions has a willingness and ability to fully value the Company

•                  An open process of seeking other potential buyers would not likely result in a better offer and would not ensure obtaining the best price from EnergySolutions

•                  Board believes process undertaken achieved the best acquisition price available for Duratek stockholders

A Vote FOR the EnergySolutions Transaction is a vote FOR Certain Value

A Vote AGAINST the EnergySolutions Transaction is a vote for an Uncertain Future with Significant Downside Risk

VOTE FOR THE TRANSACTION AND FOR $22.00 PER SHARE IN JUNE 2006

Appendix:

•                  Glossary of financial measures used in this presentation:

•                  Enterprise Value (EV) —total purchase price for Duratek under EnergyySolutions merger agreement plus assumed debt

•                  EBIT – our net income, computed in accordance with GAAP, adjusted to include the pretax equivalent of joint venture income (which is recorded on the equity method) and to exclude the effect of interest expense and tax.

•                  EBITDA – EBIT, as described above, further adjusted to exclude the effect of depreciation and amortization

•                  Base Case – Represents management’s expectations of Duratek’s financial performance for the three years ended December 31, 2008, as further described in the proxy statement for the special meeting of stockholders.

•                  Risk Adjusted Case – Modifies certain of the assumptions in the base case to downside variability, risks and uncertainties of certain key assumptions within the base case. See page 31 of the special meeting proxy statement.

•                  2006 E Revenues – revenues estimated in management’s November 8, 2006 internal plan as described in merger proxy statement; 2006E revenues include revenues for Fernald and Big Rock Point projects, ending in 2006, of $25 million.

•                  The following table reconciles the non-GAAP financial measures of EBIT and EBITDA to corresponding GAAP financial measures and enterprise value calculations, as required by SEC Rules:

EBIT and EBITDA ($ millions)	2005 A
Income from Operations	$35.4
Joint Venture Income	0.2
Taxes on Joint Venture (40% rate)	0.1
EBIT	$35.7
Depreciation and Amortization	9.8
EBITDA	$45.5

Enterprise Value ($ millions except per share)	Transaction
Offer Price Per Share	$22.00
Basic Shares and Options	16.142
Gross Offer Value	$355.1
Less: Option Proceeds	(10.2)
Net Equity Value	$344.9
Plus: Debt	69.4
Less: Cash	(18.4)
Enterprise Value	$395.9

Important Additional Information and Where to Find It

Duratek has filed with the Securities and Exchange Commission a definitive proxy statement and other documents regarding the proposed business combination referred to in the foregoing information. Investors are urged to read the proxy statement because it contains important information. This proxy statement has been sent to Duratek’s stockholders seeking their approval of the transaction. Investors may obtain a free copy of the proxy statement and other documents filed by Duratek with the Commission at the Commission’s website at www.sec.gov, or by directing a request to:  Diane Brown, Corporate Secretary, Duratek Inc., 10100 Old Columbia Road, Columbia, Maryland 21046. Ms. Brown can be reached at 410-312-5100.

Safe Harbor

This investor presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements related to Duratek’s expected timeframe for the completion of the acquisition of Duratek by EnergySolutions and statements about Duratek’s future prospects as a free-standing company. These statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties, which could cause actual outcomes and results to differ materially from these statements. Risks and uncertainties include the satisfaction of the conditions to closing, including receipt of stockholder approval. All forward-looking statements are also expressly qualified in their entirety by the cautionary statements detailed from time to time in Duratek’s filings with the Commission, including its Annual report on Form 10-K for the year ended December 31, 2005. The information set forth herein speaks only as of the date hereof, and Duratek disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof

The Right Choice at the Right Time

May 2006	[LOGO]